UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21894

Cohen & Steers Asia Pacific Realty Shares, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2010

Item 1. Reports to Stockholders.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended April 30, 2010. The net asset values (NAV) per share at that date were $8.54, $8.47 and $8.58 for Class A, Class C and Class I shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

Six Months Ended April 30, 2010
Cohen & Steers Asia Pacific Realty Shares—Class A	4.09%
Cohen & Steers Asia Pacific Realty Shares—Class C	3.78%
Cohen & Steers Asia Pacific Realty Shares—Class I	4.26%
FTSE EPRA/NAREIT Developed Asia Real Estate Index[a]	2.76%
S&P Asia Pacific Property Index[a]	5.58%
S&P 500 Index[a]	15.66%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 1% maximum contingent deferred sales charge on Class C share. If such charges were included, returns would have been lower.

Investment Review

Asia Pacific real estate securities generated a modest total return for the six months ended April 30. Markets were volatile, however, as policy measures by China's government hung over the region generally and over Hong Kong in particular. The People's Bank of China unexpectedly raised commercial bank reserve requirements by 50 basis points in January, leading to a steep sell-off. The region's markets rebounded over the next two months, but ran into a headwind in April when the Chinese government increased the down payment requirements for first- and second-home purchases. In this environment, Asia Pacific property stocks trailed their North American counterparts by a significant margin, but surpassed those in Europe.

a  The FTSE EPRA/NAREIT Developed Asia Real Estate Index is an unmanaged portfolio of approximately 73 constituents from five countries in the Asia region. The S&P Asia Pacific Property Index is an unmanaged portfolio of approximately 154 constituents from five countries in the Asia Pacific region. The returns reflected are net of dividend withholding taxes. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

Share prices of Hong Kong property companies (which had a total return of –6.8% for the period)1 were especially volatile. Real estate securities retreated in November, amid a slowdown in residential transactions.

Following a brief rally in December, share prices declined again in January on news of China's tightening measures. Strong bidding in the year's first land auction and milder-than-expected policy measure proposals in the Hong Kong finance secretary's budget speech drove positive total returns in February and March. But the market sold off in April following the announcement of home buying restrictions in China; Hong Kong-based developers with operations in China were most affected.

Japan's real estate securities (+10.5%) recovered from a November sell-off. The yen, which had risen to a 14-year high against the dollar, declined in December, providing a boost to the country's export-oriented economy. Following a relatively mild decline at the start of 2010, property stocks rallied, lifted by the Bank of Japan's decision to increase a loan program for banks, which was expected to improve liquidity.

Improving condominium sales—80% of units up for sale in March went to contract, the highest level in two years—sparked an April rally. The market was also buoyed by developers, which reported the market value of their leasing assets for the first time. Investors reacted favorably to the larger-than-expected unrealized gains disclosed by some companies.

Australia's property stocks (+10.4%) benefited from an improving economy. In response to economic growth, the country's central bank raised interest rates to 4.25% from 3.75% over the course of the period, and its dollar appreciated against most other major currencies. Moody's upgraded the country's listed real estate market to "stable" from "negative" in November, and later in 2009, portfolio valuations by domestically focused property companies suggested that office and shopping center write downs had bottomed.

Attracted by the strong economy, international retailers sought entry into Australia's tight mall market in late 2009, and real estate securities rallied. The market retreated in February when the run-up proved unsustainable, but rebounded in April amid a pick-up in transaction activity. Mirvac bid A$1.2 billion for Westpac Office Trust, and the GPT Group announced the purchase of a 50% stake (valued at A$333 million) in a Sydney office development. Mirvac became only the second listed property trust to raise equity for a portfolio acquisition, and we believe this transaction could be the beginning of a wave of consolidations.

Singapore (+6.6%) began the period on an upswing, but sold off in January amid worries about China's tightening. The decline reversed in March, on reports of solid pre-commitments for new office space as tenants upgraded from old office buildings that were being redeveloped into luxury residential rentals. Office occupancies climbed to 92.4% in April; Marina Bay Financial Center, the largest office development coming on line this year, reported that it was 100% pre-leased.

1  Country returns are in local currencies as measured by the FTSE EPRA/NAREIT Developed Asia Real Estate Index.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

Portfolio performance

The Fund generated a positive total return and outperformed its benchmark, led by stock selection in Hong Kong and Australia, where we also had a beneficial overweight. In Hong Kong, we did not own or were underweight several of the developers that declined during the period as a result of China's policy and interest-rate initiatives. In Australia, stock selection and our overweight in the diversified (largely developers) and industrial sectors contributed to relative performance. These companies benefited from the recovery in Australia's economy and a bottoming in property valuations.

Detractors from relative performance included our underweight in Japan. Of all the region's property markets, Japan was least affected by China's policies, although it was not immune. Stock selection also hindered relative return. We were underweight several strong-performing, lower-quality J-REITs, on concerns that their earnings have not bottomed, and that dividend growth will be difficult to achieve.

Investment Outlook

The strength of Hong Kong's luxury residential market has raised concerns over housing affordability. The government is addressing the issue, and we believe that tighter loan-to-value restrictions, along with increased land allocation, should ease the situation. In China, we also expect residential sales volume to decline as the new policy measures take effect. As a result, developers' share prices could come under pressure. We are more optimistic about the retail sector, which is likely to benefit from stabilization in labor markets and increasing tourism.

Weak office space demand in Japan persists as corporations remain cost-conscious. While we believe the vacancy rate will likely peak at close to 9% in the second half of 2010, we expect downward pressure on rents to continue into 2011 for all but grade-A space. Anticipated new supply in 2011–2012 make rent hikes unlikely this year, even in Grade-A buildings. Residential demand is picking up, due to accommodative policy measures and the growing perception that prices have bottomed.

In Australia, we believe the central bank will continue to tighten and that the cash rate could reach 5.0% by the end of 2010. Economic growth, however, will likely dull the impact of a rising cost of debt, and this could have a positive effect on property fundamentals.

Recent economic data from Singapore give us more confidence in sectors driven by recovery in external demand, notably office companies. The occupancy rate is accelerating, which could be followed by rising rents. The retail sector continues to be strong, led by the Asia consumption story, although valuations are less attractive at this stage. Residential demand, while healthy, is a concern due to potential government measures to cool the group. We are more positive on developers with higher luxury segment exposure as we believe it is less dictated by policy initiatives.

Our focus remains on companies with the best potential for internal growth that can also capitalize on the emergence of external growth opportunities, amid improving real estate fundamentals.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	SCOTT CROWE

Portfolio Manager	Portfolio Manager

  LUKE SULLIVAN

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended April 30, 2010

	Class A Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	43.36%[a]	48.27%[b]	—
1 Year (without sales charge)	50.11%	49.27%	50.77%
Since Inception[c] (with sales charge)	–2.59%[a]	–1.99%	—
Since Inception[c] (without sales charge)	–1.39%	–1.99%	–1.02%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the March 1, 2010 prospectuses were as follows: Class A—2.37% and 1.80%; Class C—3.02% and 2.45%; and Class I—2.00% and 1.45%. Through February 28, 2011, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund's annual operating expenses at 1.80% for Class A shares, 2.45% for Class C shares and 1.45% for Class I shares.

a  Reflects a 4.50% front-end sales charge.

b  Reflects a contingent deferred sales charge of 1%.

c  Inception date of July 31, 2006.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2009—April 30, 2010.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value November 1, 2009	Ending Account Value April 30, 2010	Expenses Paid During Period[a] November 1, 2009– April 30, 2010
Class A
Actual (4.09% return)	$1,000.00	$1,040.90	$9.11
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.87	$9.00
Class C
Actual (3.78% return)	$1,000.00	$1,037.80	$12.38
Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.65	$12.23
Class I
Actual (4.26% return)	$1,000.00	$1,042.60	$7.34
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.60	$7.25

a  Expenses are equal to the Fund's Class A, Class C and Class I annualized expense ratio of 1.80%, 2.45% and 1.45%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Fund had borne all of its expenses that were assumed by the advisor, the annualized expense ratios would have been 2.12%, 2.77% and 1.77%, respectively.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

APRIL 30, 2010

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Sun Hung Kai Properties Ltd.	$6,314,784	10.3%
Westfield Group	5,853,145	9.5
Mitsubishi Estate Co., Ltd.	5,420,359	8.8
Mitsui Fudosan Co., Ltd.	4,003,659	6.5
Hongkong Land Holdings Ltd. (USD)	3,460,704	5.6
Stockland	2,821,398	4.6
Wharf Holdings Ltd.	2,564,129	4.2
CapitaLand Ltd.	2,181,237	3.5
Hang Lung Properties Ltd.	1,937,794	3.2
Sumitomo Realty & Development Co., Ltd.	1,723,589	2.8

Country Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

April 30, 2010 (Unaudited)

		Number of Shares	Value
COMMON STOCK[a]	99.5%
AUSTRALIA	26.6%
DIVERSIFIED	12.9%
Aspen Group		1,338,489	$675,878
BGP Holdings PLC (EUR)[b,c]		4,044,867	0
Dexus Property Group		1,693,536	1,256,066
FKP Property Group		1,157,148	904,524
GPT Group		1,200,587	641,513
Mirvac Group		832,300	1,068,033
Stockland		773,986	2,821,398
Valad Property Group[c]		4,653,571	546,683
			7,914,095
INDUSTRIAL	3.0%
Goodman Group		2,433,333	1,581,871
ING Industrial Fund		675,171	267,137
			1,849,008
OFFICE	1.2%
Commonwealth Property Office Fund		905,990	772,300
RETAIL	9.5%
Westfield Group		495,551	5,853,145
TOTAL AUSTRALIA			16,388,548
HONG KONG	36.9%
DIVERSIFIED	27.4%
China Resources Land Ltd.		235,000	430,011
Glorious Property Holdings Ltd.[c]		2,118,000	730,531
Great Eagle Holdings Ltd.		161,000	450,539
Hang Lung Properties Ltd.		534,000	1,937,794
Henderson Land Development Company Ltd.		184,890	1,159,494
Kerry Properties Ltd.		185,840	856,089
KWG Property Holding Ltd.		696,999	405,741
New World Development Ltd.		949,000	1,683,250
Shimao Property Holdings Ltd.		197,000	299,504
Sun Hung Kai Properties Ltd.		455,895	6,314,784

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2010 (Unaudited)

		Number of Shares	Value
Wharf Holdings Ltd.		473,000	$2,564,129
			16,831,866
HOTEL	1.5%
Shangri-La Asia Ltd.		477,000	922,921
OFFICE	5.6%
Hongkong Land Holdings Ltd. (USD)		654,200	3,460,704
RESIDENTIAL	2.4%
China Overseas Land & Investment Ltd.		746,120	1,454,430
TOTAL HONG KONG			22,669,921
JAPAN	26.5%
DIVERSIFIED	20.7%
Kenedix Realty Investment Corp.		127	416,901
Mitsubishi Estate Co., Ltd.		300,672	5,420,359
Mitsui Fudosan Co., Ltd.		216,189	4,003,659
NTT Urban Development Corp.		560	543,320
Sumitomo Realty & Development Co., Ltd.		84,000	1,723,589
Tokyu Land Corp.		44,000	188,074
United Urban Investment Corp.		70	455,394
			12,751,296
OFFICE	4.3%
Japan Prime Realty Investment Corp.		288	686,431
Japan Real Estate Investment Corp.		53	442,004
Nippon Building Fund		151	1,266,609
Tokyu REIT		48	252,192
			2,647,236
RESIDENTIAL	0.9%
BLife Investment Corp.		98	458,990
Goldcrest Co., Ltd.		2,710	74,122
			533,112

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2010 (Unaudited)

		Number of Shares	Value
RETAIL	0.6%
AEON Mall Co., Ltd.		18,590	$389,634
TOTAL JAPAN			16,321,278
SINGAPORE	9.5%
DIVERSIFIED	6.1%
Allgreen Properties Ltd.		523,000	476,748
CapitaLand Ltd.		807,500	2,181,237
Keppel Land Ltd.		403,000	1,086,158
			3,744,143
INDUSTRIAL	1.1%
AIM AMP Capital Industrial REIT		2,256,248	375,552
Ascendas REIT		216,000	301,566
			677,118
OFFICE	1.4%
CapitaCommercial Trust		953,000	833,415
RETAIL	0.9%
CapitaMall Trust		174,996	246,837
CapitaMalls Asia Ltd.		196,347	309,738
			556,575
TOTAL SINGAPORE			5,811,251
TOTAL COMMON STOCK (Identified cost—$52,616,045)			61,190,998
		Number of Warrants
WARRANTS[a]	0.0%
HONG KONG
Henderson Land Development, due 12/31/11[b,c] (Identified cost—$0)		45,378	13,286

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2010 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	0.2%
MONEY MARKET FUNDS
Federated Government Obligations Fund, 0.02%[d]		50,000	$50,000
State Street Institutional Liquid Reserves Fund, 0.16%[d]		50,000	50,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$100,000)			100,000
TOTAL INVESTMENTS (Identified cost—$52,716,045)	99.7%		61,304,284
OTHER ASSETS IN EXCESS OF LIABILITIES	0.3		211,942
NET ASSETS	100.0%		$61,516,226

Glossary of Portfolio Abbreviations

EUR  Euro Currency

REIT  Real Estate Investment Trust

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 99.5% of net assets of the Fund, all of which have been fair valued pursuant to foreign security fair value pricing procedures approved by the Board of Directors.

b  Illiquid security. Aggregate holdings equal 0.0% of net assets of the Fund.

c  Non-income producing security.

d  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2010 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$52,716,045)	$61,304,284
Cash	79,955
Receivable for:
Investment securities sold	1,144,485
Dividends and interest	342,482
Fund shares sold	41,209
Other assets	1,336
Total Assets	62,913,751
LIABILITIES:
Payable for:
Investment securities purchased	1,092,238
Investment advisory fees	80,807
Fund shares redeemed	53,675
Administration fees	5,155
Distribution fees	1,216
Shareholder servicing fees	432
Directors' fees	39
Other liabilities	163,963
Total Liabilities	1,397,525
NET ASSETS	$61,516,226
NET ASSETS consist of:
Paid-in-capital	$152,047,280
Dividends in excess of net investment income	(3,371,122)
Accumulated net realized loss	(95,746,964)
Net unrealized appreciation	8,587,032
$61,516,226

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

April 30, 2010 (Unaudited)

CLASS A SHARES:
NET ASSETS	$29,756,141
Shares issued and outstanding ($0.001 par value common stock outstanding)	3,483,274
Net asset value and redemption price per share	$8.54
Maximum offering price per share ($8.54 ÷ 0.955)[a]	$8.94
CLASS C SHARES:
NET ASSETS	$19,631,690
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,318,764
Net asset value and offering price per share[b]	$8.47
CLASS I SHARES:
NET ASSETS	$12,128,395
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,412,986
Net asset value, offering, and redemption price per share	$8.58

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge of 1% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended April 30, 2010 (Unaudited)

Investment Income:
Dividend income (net of $58,673 of foreign withholding tax)	$1,101,712
Expenses:
Investment advisory fees	315,943
Distribution fees—Class A	35,729
Distribution fees—Class C	77,570
Administration fees	64,541
Custodian fees and expenses	47,515
Professional fees	40,438
Shareholder servicing fees—Class A	14,291
Shareholder servicing fees—Class C	25,857
Shareholder reporting expenses	28,285
Transfer agent fees and expenses	20,580
Registration and filing fees	19,910
Directors' fees and expenses	10,770
Line of credit fees	1,412
Miscellaneous	9,717
Total Expenses	712,558
Reduction of Expenses (See Note 2)	(100,992)
Net Expenses	611,566
Net Investment Income	490,146
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,678,890
Foreign currency transactions	(43,918)
Net realized gain	3,634,972
Net change in unrealized appreciation (depreciation) on:
Investments	(1,700,429)
Foreign currency translations	5,134
Net change in unrealized appreciation (depreciation)	(1,695,295)
Net realized and unrealized gain	1,939,677
Net Increase in Net Assets Resulting from Operations	$2,429,823

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended April 30, 2010	For the Year Ended October 31, 2009
Change in Net Assets:
From Operations:
Net investment income	$490,146	$871,696
Net realized gain (loss)	3,634,972	(33,189,853)
Net change in unrealized appreciation (depreciation)	(1,695,295)	44,012,482
Net increase in net assets resulting from operations	2,429,823	11,694,325
Dividends to Shareholders from Net Investment Income:
Class A	(2,997,166)	(101,717)
Class C	(2,231,033)	(20,160)
Class I	(1,812,498)	(85,570)
Total dividends to shareholders	(7,040,697)	(207,447)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	(1,509,336)	(30,298,227)
Total decrease in net assets	(6,120,210)	(18,811,349)
Net Assets:
Beginning of period	67,636,436	86,447,785
End of period[a]	$61,516,226	$67,636,436

a  Includes dividends in excess of net investment income and undistributed net investment income of $3,371,122 and $3,179,429, respectively.

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six Months Ended	For the Year Ended October 31,			For the Period July 31, 2006[a] through
Per Share Operating Performance:	April 30, 2010	2009	2008	2007	October 31, 2006
Net asset value, beginning of period	$9.15	$6.97	$16.73	$12.39	$11.46
Income from investment operations:
Net investment income	0.07 [b]	0.12 [b]	0.12 [b]	0.09 [b]	0.06 [c]
Net realized and unrealized gain (loss)	0.28	2.09	(8.45)	4.56	0.87
Total from investment operations	0.35	2.21	(8.33)	4.65	0.93
Less dividends and distributions to shareholders from:
Net investment income	(0.96)	(0.03)	(0.92)	(0.29)	—
Net realized gain	—	—	(0.46)	(0.04)	—
Tax return of capital	—	—	(0.07)	—	—
Total dividends and distributions to shareholders	(0.96)	(0.03)	(1.45)	(0.33)	—
Redemption fees retained by the Fund	0.00 [d]	0.00 [d]	0.02	0.02	—
Net increase (decrease) in net asset value	(0.61)	2.18	(9.76)	4.34	0.93
Net asset value, end of period	$8.54	$9.15	$6.97	$16.73	$12.39
Total investment return[e]	4.09%[f]	31.80%	–53.78%	38.44%	8.12%[f]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$29.8	$28.7	$42.4	$167.0	$66.3
Ratio of expenses to average daily net assets (before expense reduction)	2.12%[g,h]	2.37%	1.86%	1.86%	3.00%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	1.80%[g,h]	1.80%	1.79%	1.80%	1.80%[g]
Ratio of net investment income to average daily net assets (before expense reduction)	1.40%[g]	1.08%	0.98%	0.56%	2.47%[g]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.72%[g]	1.65%	1.04%	0.62%	3.22%[g]
Portfolio turnover rate	45%[f]	134%	77%	100%	3%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  49.6% of total net investment income was attributable to a special dividend paid by Great Eagle Holdings Ltd.

d  Amount is less than $0.005.

e  Does not reflect sales charges, which would reduce return.

f  Not annualized.

g  Annualized.

h  Reflects Fund level ratio for non-class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended	For the Year Ended October 31,			For the Period July 31, 2006[a] through
Per Share Operating Performance:	April 30, 2010	2009	2008	2007	October 31, 2006
Net asset value, beginning of period	$9.08	$6.93	$16.65	$12.37	$11.46
Income from investment operations:
Net investment income (loss)	0.04 [b]	0.07 [b]	0.05 [b]	(0.00)[b,c]	0.03 [d]
Net realized and unrealized gain (loss)	0.28	2.09	(8.43)	4.55	0.88
Total from investment operations	0.32	2.16	(8.38)	4.55	0.91
Less dividends and distributions to shareholders from:
Net investment income	(0.93)	(0.01)	(0.83)	(0.25)	—
Net realized gain	—	—	(0.46)	(0.04)	—
Tax return of capital	—	—	(0.07)	—	—
Total dividends and distributions to shareholders	(0.93)	(0.01)	(1.36)	(0.29)	—
Redemption fees retained by the Fund	0.00 [c]	0.00 [c]	0.02	0.02	—
Net increase (decrease) in net asset value	(0.61)	2.15	(9.72)	4.28	0.91
Net asset value, end of period	$8.47	$9.08	$6.93	$16.65	$12.37
Total investment return[e]	3.78%[f]	31.17%	–54.10%	37.53%	7.95%[f]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$19.6	$21.5	$25.9	$87.9	$12.2
Ratio of expenses to average daily net assets (before expense reduction)	2.77%[g,h]	3.02%	2.51%	2.51%	3.52%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	2.45%[g,h]	2.45%	2.44%	2.45%	2.45%[g]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.71%[g]	0.39%	0.38%	(0.06)%	2.49%[g]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	1.03%[g]	0.97%	0.44%	(0.01)%	3.10%[g]
Portfolio turnover rate	45%[f]	134%	77%	100%	3%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  49.6% of total net investment income was attributable to a special dividend paid by Great Eagle Holdings Ltd.

e  Does not reflect sales charges, which would reduce return.

f  Not annualized.

g  Annualized.

h  Reflects Fund level ratio for non-class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended	For the Year Ended October 31,			For the Period July 31, 2006[a] through
Per Share Operating Performance:	April 30, 2010	2009	2008	2007	October 31, 2006
Net asset value, beginning of period	$9.19	$6.98	$16.77	$12.40	$11.46
Income from investment operations:
Net investment income	0.09 [b]	0.14 [b]	0.18 [b]	0.14 [b]	0.07 [c]
Net realized and unrealized gain (loss)	0.28	2.11	(8.49)	4.57	0.87
Total from investment operations	0.37	2.25	(8.31)	4.71	0.94
Less dividends and distributions to shareholders from:
Net investment income	(0.98)	(0.04)	(0.97)	(0.32)	—
Net realized gain	—	—	(0.46)	(0.04)	—
Tax return of capital	—	—	(0.07)	—	—
Total dividends and distributions to shareholders	(0.98)	(0.04)	(1.50)	(0.36)	—
Redemption fees retained by the Fund	0.00 [d]	0.00 [d]	0.02	0.02	—
Net increase (decrease) in net asset value	(0.61)	2.21	(9.79)	4.37	0.94
Net asset value, end of period	$8.58	$9.19	$6.98	$16.77	$12.40
Total investment return	4.26%[e]	32.38%	–53.64%	38.96%	8.20%[e]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$12.1	$17.4	$18.1	$54.4	$6.8
Ratio of expenses to average daily net assets (before expense reduction)	1.77%[f,g]	2.00%	1.50%	1.50%	2.85%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	1.45%[f,g]	1.45%	1.44%	1.45%	1.45%[f]
Ratio of net investment income to average daily net assets (before expense reduction)	1.66%[f]	1.39%	1.45%	0.89%	2.39%[f]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.98%[f]	1.95%	1.51%	0.94%	3.33%[f]
Portfolio turnover rate	45%[e]	134%	77%	100%	3%[e]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  49.6% of total net investment income was attributable to a special dividend paid by Great Eagle Holdings Ltd.

d  Amount is less than $0.005.

e  Not annualized.

f  Annualized.

g  Reflects Fund level ratio for non-class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Asia Pacific Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on April 24, 2006 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The Fund's investment objective is total return. The authorized shares of the Fund are divided into three classes designated Class A, C and I shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the advisor determines that the bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund's investments carried at value. 99.5% of net assets of the Fund were fair valued pursuant to foreign fair value pricing procedures approved by the Board of Directors.

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$61,190,998	$—	$61,190,998	$—
Warrants	13,286	—	13,286	—
Money Market Funds	100,000	—	100,000	—
Total Investments	$61,304,284	$—	$61,304,284	$—

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash. These dividend and distributions are subject to recharacterization for tax purposes which will be finalized upon the concluding determination of the Fund's taxable income for the year.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of April 30, 2010, no provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily net assets of the Fund.

For the six months ended April 30, 2010, and through February 28, 2011, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund's annual operating expenses at 1.80% for the Class A shares, 2.45% for the Class C shares and 1.45% for the Class I shares.

Under a subadvisory agreement between the advisor and Cohen & Steers Asia Limited (the subadvisor), an affiliate of the advisor, the subadvisor provides investment research and advice on Asia Pacific real estate companies and may provide advisory services to the Fund. For its services provided under the subadvisory agreement, the advisor (not the Fund) pays the subadvisor a monthly fee at the annual rate of 0.50% of the average daily net assets of the Fund. For the six months ended April 30, 2010, the advisor paid the subadvisor $157,972.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.10% of the Fund's average daily net assets. For the six months ended April 30, 2010, the Fund paid the advisor $31,594 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the Fund will pay the distributor a fee accrued daily

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

and paid monthly at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class C shares.

For six months ended April 30, 2010, the Fund has been advised that the distributor received $2,252 in sales commissions from the sale of Class A shares and that the distributor also received $1,562 of contingent deferred sales charges relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the contingent deferred sales charges on this class are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of this class, including payments to dealers and other financial intermediaries for selling this class and interest and other financing costs associated with this class.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class A shares and up to 0.25% of the average daily net asset value of the Fund's Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the advisor. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $733 from the Fund for the six months ended April 30, 2010.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2010, totaled $28,286,900 and $36,655,654, respectively.

Note 4. Income Tax Information

As of April 30, 2010, the federal tax cost and net unrealized appreciation on securities were as follows:

Gross unrealized appreciation	$9,114,228
Gross unrealized depreciation	(525,989)
Net unrealized appreciation	$8,588,239
Cost for federal income tax purposes	$52,716,045

As of October 31, 2009, the Fund had a net capital loss carryforward of $89,285,480, of which $51,390,511 will expire on October 31, 2016 and $37,894,969 will expire on October 31, 2017. This carryforward may be used to offset future capital gains to the extent provided by regulations.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 225 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Six Months Ended April 30, 2010		For the Year Ended October 31, 2009
	Shares	Amount	Shares	Amount
CLASS A:
Sold	705,419	$5,880,129	674,218	$5,424,531
Issued as reinvestment of dividends	256,797	2,139,120	9,077	72,711
Redeemed	(619,680)	(5,174,046)	(3,635,689)	(23,828,941)
Redemption fees retained by the Fund[a]	—	2,372	—	5,301
Net increase (decrease)	342,536	$2,847,575	(2,952,394)	$(18,326,398)
CLASS C:
Sold	277,446	$2,371,539	358,927	$2,963,932
Issued as reinvestment of dividends	115,664	957,699	1,157	9,206
Redeemed	(438,483)	(3,691,584)	(1,727,164)	(11,001,095)
Redemption fees retained by the Fund[a]	—	1,746	—	3,499
Net decrease	(45,373)	$(360,600)	(1,367,080)	$(8,024,458)
CLASS I:
Sold	53,110	$449,747	619,319	$4,342,754
Issued as reinvestment of dividends	105,350	880,723	5,375	43,159
Redeemed	(640,151)	(5,327,962)	(1,324,708)	(8,336,199)
Redemption fees retained by the Fund[a]	—	1,181	—	2,915
Net decrease	(481,691)	$(3,996,311)	(700,014)	$(3,947,371)

a  The Fund may charge a 2% redemption fee on shares sold within 60 days of the time of purchase. Redemption fees are paid directly to the Fund.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 28, 2011. The Fund pays a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the credit agreement.

During the six months ended April 30, 2010, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return and high current income and capital appreciation, investing primarily in preferred and debt securities.

  •  Symbols: CPXAX, CPXCX, CPXIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Scott Crowe
Vice President

Luke Sullivan
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Subadvisor

Cohen & Steers Asia Limited
12/F Citibank Tower, Citibank Plaza
No.3 Garden Road
Central, Hong Kong

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—APFAX
C—APFCX
I—APFIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Asia Pacific Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

ASIA PACIFIC REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

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SEMIANNUAL REPORT

APRIL 30, 2010

APFAXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Amended and Restated Code of Ethics.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: June 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date: June 25, 2010